                                                                                                                          EXHIBIT 99


[LOGO]                          HOUSEHOLD FIRST LIENS AS OF 11/30/02                             16:12 MONDAY, DECEMBER 9, 2002   1
                                  PORTFOLIO SUMMARY REPORT
                             PREPARED BY GOLDMAN, SACHS & CO.

------------------------------------------------------------------------------------------------------------------------------------
PG   POOL CLASSIFICATION                             LOANS    PRINCIPAL BALANCE  CURR WAC  ORIG WAM   AM WAM   ST WAM   ST AGE
------------------------------------------------------------------------------------------------------------------------------------
0001 CONFORMING          , ARMS                     15,351    $1,833,174,725.38     9.414    359.68   345.17   346.64    13.04
0002 CONFORMING          , FIXED                     7,400      $649,103,781.53     9.865    299.08   316.37   279.15    19.93
0003 JUMBO               , ARMS                        568      $194,109,459.25     8.741    360.00   347.87   348.91    11.09
0004 JUMBO               , FIXED                       107       $36,641,748.39     8.806    330.18   337.65   316.45    13.74
------------------------------------------------------------------------------------------------------------------------------------
*** TOTALS ***                                      23,426    $2,713,029,714.55
------------------------------------------------------------------------------------------------------------------------------------


Disclaimer:
Copyright(C)2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[LOGO] PROJECT:              HOUSEHOLD FIRST LIENS AS OF 11/30/02                                 DECEMBER 9, 2002  16:12  PAGE 0001
       ALL                   CONFORMING
       AMORT                    ARMS


____________________________________________________________________________________________________________________________________
|  LOANS| PRINCIPAL BALANCE| CURR WAC| ORIG WAM| AM WAM | ST WAM | PP WAM | ST  AGE|1ST CAP|PER CAP|LIFE CA| MTR   |MARGIN|ORIG LTV|
|_ _____|__________________|_________|_________|________|________|________|________|_______|_______|_______|_______|______|________|
| 15,351| $1,833,174,725.38|    9.414|   359.68|  345.17|  346.64|   17.49|   13.04|  2.566|  1.237| 15.746|  14.50| 7.097|   86.65|
|_______|__________________|_________|_________|________|________|________|________|_______|_______|_______|_______|______|________|


[TABLE CONTINUED]


__________________________________
|  LOANS|CURR LTV| OFICO|    FICO|
|_ _____|________|_______|_______|
| 15,351|   85.95|622.272|615.761|
|_______|________|_______|_______|



___________________________________________________________________________________________________________________________
|CURRENT RATE      |PRINCIPAL BALANCE        |ORIG TERM           |REM TERM 11/02      |AM WAM              |AGE 11/02    |
|__________________|_________________________|____________________|____________________|____________________|_____________|
| 6.50- 6.99   1.04| $0 - $25,000        0.07|1 - 120 MONTH   0.01|1 - 120 MONTH   0.01|1 - 120 MONTH   0.02|  1- 6  29.50|
| 7.00- 7.49   2.33| $25,000 - $50,000   2.92|121 - 180 MON   0.12|121 - 180 MON   0.12|121 - 180 MON   0.13|  7-12  33.37|
| 7.50- 7.99   9.54| $50,000 - $100,00  23.63|181 - 240 MON   0.07|181 - 240 MON   0.07|181 - 240 MON   0.14| 13-24  24.96|
| 8.00- 8.49   8.13| $100,000 - $150,0  28.30|301 - 360 MON  99.80|241 - 300 MON   0.01|241 - 300 MON   0.38| 25-36   8.08|
| 8.50- 8.99  21.04| $150,000 - $200,0  20.78|                    |301 - 360 MON  99.79|301 - 360 MON  99.29| 37-48   3.58|
| 9.00- 9.49  11.37| $200,000 - $250,0  14.16|                    |                    |361 - 420 MON   0.03| 49-60   0.51|
| 9.50- 9.99  19.33| $250,001 - $275,0   5.21|                    |                    |480+ MONTHS     0.02| 61-72   0.01|
|10.00-10.49   8.02| $275,001 - $350,0   4.83|                    |                    |                    | 73-84   0.00|
|10.50-10.99  10.25| $350,001 - $450,0   0.10|                    |                    |                    |             |
|11.00-11.49   3.84|                         |                    |                    |                    |             |
|11.50-11.99   3.37|                         |                    |                    |                    |             |
|12.00-12.49   0.84|                         |                    |                    |                    |             |
|12.50-12.99   0.69|                         |                    |                    |                    |             |
|13.00-13.49   0.14|                         |                    |                    |                    |             |
|13.50-13.99   0.06|                         |                    |                    |                    |             |
|14.00-14.49   0.01|                         |                    |                    |                    |             |
|                  |                         |                    |                    |                    |             |
|                  |                         |                    |                    |                    |             |
|                  |                         |                    |                    |                    |             |
|__________________|_________________________|____________________|____________________|____________________|_____________|


[TABLE CONTINUED]


___________________________________________________
|CURRENT RATE      | ORIG FICO     |SEP 2002 FICO |
|__________________|_______________|______________|
| 6.50- 6.99   1.04| 400-499   0.05|MISSING   5.49|
| 7.00- 7.49   2.33| 500-539   6.34|400-499   2.16|
| 7.50- 7.99   9.54| 540-559   5.99|500-539   7.42|
| 8.00- 8.49   8.13| 560-579   7.05|540-559   7.11|
| 8.50- 8.99  21.04| 580-599  14.70|560-579   8.44|
| 9.00- 9.49  11.37| 600-619  15.45|580-599  10.83|
| 9.50- 9.99  19.33| 620-639  14.41|600-619  12.73|
|10.00-10.49   8.02| 640-659  13.07|620-639  13.67|
|10.50-10.99  10.25| 660-679   9.14|640-659  11.60|
|11.00-11.49   3.84| 680-699   5.91|660-679   8.93|
|11.50-11.99   3.37| 700-719   3.51|680-699   4.92|
|12.00-12.49   0.84| 720-739   1.99|700-719   2.74|
|12.50-12.99   0.69| 740-759   1.29|720-739   1.78|
|13.00-13.49   0.14| 760-779   0.70|740-759   1.12|
|13.50-13.99   0.06| 780-849   0.38|760-779   0.69|
|14.00-14.49   0.01| 850 +     0.01|780-849   0.36|
|                  |               |              |
|                  |               |              |
|                  |               |              |
|__________________|_______________|______________|



______________________________________________________________________________________________________________________
|GEOGRAPHY  |CITY           |ZIP         |PROPERTY TYPE      |OCCUPANCY       |DOC           |PURPOSE                |
|___________|_______________|____________|___________________|________________|______________|_______________________|
|CA    23.66|CHICAGO    2.16|92336   0.20|SINGLE FAMIL  86.89|OWNER PRI  98.69|FULL     76.48|PURCHASE          51.58|
|TX     8.11|HOUSTON    1.61|94509   0.19|CONDO          7.02|NON-OWNOC   1.20|NIQ      13.94|CASHOUT REFI      32.21|
|IL     6.37|SAN DIEG   1.31|92126   0.19|2-4 FAMILY     4.08|OWNER 2ND   0.11|NIV       8.40|DEBT CONSOLIDATI   9.53|
|FL     6.04|LOS ANGE   1.01|92592   0.18|TOWNHOUSE      2.02|                |ALT       0.82|RATE/TERM REFI     6.56|
|MI     4.74|DETROIT    0.90|30058   0.18|                   |                |24 BANK   0.29|UNKNOWN            0.12|
|GA     4.70|AURORA     0.77|92563   0.18|                   |                |OTHER     0.06|                       |
|OH     3.80|MIAMI      0.76|95376   0.17|                   |                |              |                       |
|CO     3.20|PHOENIX    0.74|92069   0.15|                   |                |              |                       |
|NC     2.74|LAS VEGA   0.74|92114   0.15|                   |                |              |                       |
|AZ     2.54|DENVER     0.61|90250   0.15|                   |                |              |                       |
|WA     2.53|SAN JOSE   0.57|91342   0.15|                   |                |              |                       |
|VA     2.29|SACRAMEN   0.50|80017   0.14|                   |                |              |                       |
|TN     2.12|CORONA     0.49|91709   0.14|                   |                |              |                       |
|IN     2.01|MEMPHIS    0.47|92688   0.14|                   |                |              |                       |
|MO     1.94|CHARLOTT   0.44|92656   0.13|                   |                |              |                       |
|*MORE 23.23|*MORE*    86.92|*MORE* 97.57|                   |                |              |                       |
|___________|_______________|____________|___________________|________________|______________|_______________________|


[TABLE CONTINUED]


_________________________________________________
|GEOGRAPHY  |ORIG LTV         |CURR LTV         |
|___________|_________________|_________________|
|CA    23.66| 0.01-50.0   0.55| 0.01-50.0   0.59|
|TX     8.11| 50.01-60.   0.90| 50.01-60.   0.95|
|IL     6.37| 60.01-70.   2.76| 60.01-70.   2.89|
|FL     6.04| 70.01-75.   3.98| 70.01-75.   4.09|
|MI     4.74| 75.01-80.  27.95| 75.01-80.  28.05|
|GA     4.70| 80.01-85.  13.57| 80.01-85.  13.46|
|OH     3.80| 85.01-90.  23.58| 85.01-90.  23.51|
|CO     3.20| 90.01-95.   9.57| 90.01-95.   9.48|
|NC     2.74| 95.01-97.   0.34| 95.01-97.   0.43|
|AZ     2.54| 97.01-100  16.80| 97.01-100  16.54|
|WA     2.53|                 |                 |
|VA     2.29|                 |                 |
|TN     2.12|                 |                 |
|IN     2.01|                 |                 |
|MO     1.94|                 |                 |
|*MORE 23.23|                 |                 |
|___________|_________________|_________________|


__________________________________________________________________________________________________________________________________
|AMORT             |BALLOON        |REM PREPAY MO|INDEX                    |MTR 11/02    |MARGINS        |1ST RATE CA|PER RATE CA|
|__________________|_______________|_____________|_________________________|_____________|_______________|___________|___________|
|2YR HYBRID   73.07|BALLOON    0.01|  0     14.46|1 YEAR CONSTANT MA   0.09|  0      2.27|N/A        0.07|   .   3.22|   .   2.44|
|3YR HYBRID   26.63|FULL AMO  99.99|  1- 1  34.46|6 MONTH LIBOR FMNA   2.93|  1- 6  18.21|6.50- 6   54.82|  1.   2.46|  1.  74.59|
|MISC ARMS     0.30|               | 19-22  14.06|6 MONTH LIBOR FNMA   2.95|  7-12  19.05|7.00- 7    9.01|  1.  14.09|  2.  22.81|
|                  |               | 23-26  13.23|6 MONTH LIBOR WSJ   94.01| 13-24  47.61|7.50- 7    9.39|  2.  15.91|  3.   0.16|
|                  |               | 27-30  10.77|FIXED RATE LOANS     0.01| 25-36  12.85|8.00- 8    7.09|  3.  64.32|           |
|                  |               | 31-35   9.77|PROVIDENT W/ROLLBA   0.01| 37-48   0.00|8.50- 8    7.20|           |           |
|                  |               | 36-40   0.67|                         | 49-60   0.01|9.00- 9    5.05|           |           |
|                  |               | 41-45   0.89|                         |             |9.50- 9    3.63|           |           |
|                  |               | 46-50   0.98|                         |             |10.00-10   1.90|           |           |
|                  |               | 51-55   0.65|                         |             |10.50-10   1.10|           |           |
|                  |               | 56-60   0.07|                         |             |11.00-11   0.36|           |           |
|                  |               |             |                         |             |11.50-11   0.18|           |           |
|                  |               |             |                         |             |12.00-12   0.11|           |           |
|                  |               |             |                         |             |12.50-12   0.05|           |           |
|                  |               |             |                         |             |13.00-13   0.02|           |           |
|                  |               |             |                         |             |*MORE*     0.00|           |           |
|__________________|_______________|_____________|_________________________|_____________|_______________|___________|___________|


[TABLE CONTINUED]


____________________________________________________________
|AMORT             |LIFE FLOOR          |LIFE ADJ CAP        |
|__________________|____________________|____________________|
|2YR HYBRID   73.07| MISSING        0.06| N/A            2.19|
|3YR HYBRID   26.63| 0.01-6.00%     0.59|11.00-11.99%    0.01|
|MISC ARMS     0.30| 6.01-6.50%     0.51|12.00-12.99%    0.61|
|                  | 6.51-7.00%     1.48|13.00-13.99%    7.49|
|                  | 7.01-7.50%     3.57|14.00-14.99%   23.77|
|                  | 7.51-8.00%     9.00|15.00-15.99%   28.96|
|                  | 8.01-8.50%    10.97|16.00-16.99%   22.26|
|                  | 8.51-9.00%    18.24|17.00-17.99%   11.14|
|                  | 9.01-9.50%    13.10|18.00-18.99%    3.15|
|                  | 9.51-10.00%   16.62|19.00-19.99%    0.39|
|                  |10.01-10.50%    9.05|20.00+          0.05|
|                  |10.51-11.00%    8.50|                    |
|                  |11.01+          8.30|                    |
|                  |                    |                    |
|                  |                    |                    |
|                  |                    |                    |
|__________________|____________________|____________________|



Disclaimer:
Copyright(C)2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[LOGO]     PROJECT:              HOUSEHOLD FIRST LIENS AS OF11/30/02                             DECEMBER 9, 2002  16:12  PAGE 0002
           ALL                   CONFORMING
           AMORT                 FIXED

___________________________________________________________________________________________________________________________________
| LOANS| PRINCIPAL BALANCE| CURR WAC| ORIG WAM| AM  WAM| ST  WAM| PP  WAM| ST  AGE|1ST CAP|PER CAP|LIFE CA|    MTR|MARGIN|ORIG LTV|
|______|__________________|_________|_________|________|________|________|________|_______|_______|_______|_______|______|________|
| 7,400|   $649,103,781.53|    9.865|   299.08|  316.37|  279.15|   17.92|   19.93|      .|   .   |   .   |   0.00|  .   |   85.89|
|______|__________________|_________|_________|________|________|________|________|_______|_______|_______|_______|______|________|


[TABLE CONTINUED]


_________________________________
| LOANS|CURR LTV|  OFICO|   FICO|
|______|________|_______|_______|
| 7,400|   84.38|636.721|625.305|
|______|________|_______|_______|


__________________________________________________________________________________________________________________________
|CURRENT RATE      |PRINCIPAL BALANCE        |ORIG TERM           |REM TERM 11/02      |AM WAM             |AGE 11/02    |
|__________________|_________________________|____________________|____________________|___________________|_____________|
| 6.50- 6.99   0.83| $0 - $25,000        0.56|1 - 120 MONTH   0.88|1 - 120 MONTH   1.03|1 - 120 MONTH  1.10|  1- 6  15.02|
| 7.00- 7.49   1.86| $25,000 - $50,000  10.05|121 - 180 MON  29.00|121 - 180 MON  28.88|121- 180 MON   6.18|  7-12  28.45|
| 7.50- 7.99   7.30| $50,000 - $100,00  37.81|181 - 240 MON   5.17|181 - 240 MON   5.15|181- 240 MON   5.38| 13-24  27.06|
| 8.00- 8.49   5.49| $100,000 - $150,0  25.60|241 - 300 MON   0.58|241 - 300 MON   0.67|241- 300 MON   4.03| 25-36  11.01|
| 8.50- 8.99  15.87| $150,000 - $200,0  14.03|301 - 360 MON  64.32|301 - 360 MON  64.27|301- 360 MON  83.30| 37-48  13.18|
| 9.00- 9.49   8.06| $200,000 - $250,0   7.80|361 - 420 MON   0.05|                    |361- 420 MON   0.01| 49-60   5.12|
| 9.50- 9.99  19.23| $250,001 - $275,0   2.15|                    |                    |                   | 61-72   0.15|
|10.00-10.49   8.02| $275,001 - $350,0   1.66|                    |                    |                   | 73-84   0.01|
|10.50-10.99  14.00| $350,001 - $450,0   0.35|                    |                    |                   |181-24   0.01|
|11.00-11.49   6.06|                         |                    |                    |                   |             |
|11.50-11.99   7.58|                         |                    |                    |                   |             |
|12.00-12.49   2.55|                         |                    |                    |                   |             |
|12.50-12.99   2.02|                         |                    |                    |                   |             |
|13.00-13.49   0.51|                         |                    |                    |                   |             |
|13.50-13.99   0.47|                         |                    |                    |                   |             |
|14.00-14.49   0.09|                         |                    |                    |                   |             |
|14.50-14.99   0.05|                         |                    |                    |                   |             |
|15.00-15.49   0.00|                         |                    |                    |                   |             |
|*MORE*        0.01|                         |                    |                    |                   |             |
|__________________|_________________________|____________________|____________________|___________________|_____________|


[TABLE CONTINUED]


__________________________________________________
|CURRENT RATE      |ORIG FICO      |SEP 2002 FICO |
|__________________|_______________|______________|
| 6.50- 6.99   0.83|400-499    0.06|MISSING   3.24|
| 7.00- 7.49   1.86|500-539    4.24|400-499   1.77|
| 7.50- 7.99   7.30|540-559    4.49|500-539   7.31|
| 8.00- 8.49   5.49|560-579    5.70|540-559   6.02|
| 8.50- 8.99  15.87|580-599   10.75|560-579   7.58|
| 9.00- 9.49   8.06|600-619   13.24|580-599   9.50|
| 9.50- 9.99  19.23|620-639   13.90|600-619  12.00|
|10.00-10.49   8.02|640-659   14.91|620-639  12.90|
|10.50-10.99  14.00|660-679   11.72|640-659  12.47|
|11.00-11.49   6.06|680-699    8.02|660-679   9.60|
|11.50-11.99   7.58|700-719    4.98|680-699   6.07|
|12.00-12.49   2.55|720-739    3.37|700-719   4.41|
|12.50-12.99   2.02|740-759    2.31|720-739   2.89|
|13.00-13.49   0.51|760-779    1.51|740-759   2.22|
|13.50-13.99   0.47|780-849    0.79|760-779   1.25|
|14.00-14.49   0.09|               |780-849   0.76|
|14.50-14.99   0.05|               |              |
|15.00-15.49   0.00|               |              |
|*MORE*        0.01|               |              |
|__________________|_______________|______________|




______________________________________________________________________________________________________________________
|GEOGRAPHY  |CITY           |ZIP         |PROPERTY TYPE      |OCCUPANCY       |DOC           |PURPOSE                |
|___________|_______________|____________|___________________|________________|______________|_______________________|
|CA     9.57|MIAMI      1.40|60628   0.16|SINGLE FAMIL  90.13|OWNER PRI  96.20|FULL     80.82|CASHOUT REFI      49.06|
|FL     8.87|HOUSTON    1.35|30349   0.14|2-4 FAMILY     4.99|NON-OWNOC   3.33|NIQ      12.57|PURCHASE          29.66|
|NY     6.47|MEMPHIS    0.85|95116   0.12|CONDO          3.58|OWNER 2ND   0.48|NIV       5.71|DEBT CONSOLIDATI  10.82|
|TX     6.46|CHICAGO    0.84|30135   0.12|TOWNHOUSE      1.29|                |ALT       0.65|RATE/TERM REFI    10.34|
|GA     5.83|CLEVELAN   0.71|29203   0.12|                   |                |OTHER     0.16|UNKNOWN            0.12|
|OH     5.49|DETROIT    0.67|33177   0.11|                   |                |24 BANK   0.08|                       |
|NC     5.03|BROOKLYN   0.65|27502   0.11|                   |                |              |                       |
|TN     4.16|LOS ANGE   0.64|90808   0.11|                   |                |              |                       |
|PA     3.79|CHARLOTT   0.59|30044   0.11|                   |                |              |                       |
|MI     3.49|ATLANTA    0.57|33411   0.11|                   |                |              |                       |
|SC     3.40|INDIANAP   0.53|92027   0.11|                   |                |              |                       |
|IL     2.94|KANSAS C   0.49|33157   0.10|                   |                |              |                       |
|VA     2.75|COLUMBIA   0.48|77573   0.10|                   |                |              |                       |
|IN     2.71|JACKSONV   0.47|95206   0.10|                   |                |              |                       |
|AL     2.42|TAMPA      0.43|44118   0.10|                   |                |              |                       |
|*MORE 26.62|*MORE*    89.33|*MORE* 98.26|                   |                |              |                       |
|___________|_______________|____________|___________________|________________|______________|_______________________|


[TABLE CONTINUED]


_______________________________________________
|GEOGRAPHY  |ORIG LTV         |CURR LTV         |
|___________|_________________|_________________|
|CA     9.57| 0.01-50.0   1.94| 0.01-50.0   2.30|
|FL     8.87| 50.01-60.   1.94| 50.01-60.   2.30|
|NY     6.47| 60.01-70.   5.20| 60.01-70.   5.82|
|TX     6.46| 70.01-75.   5.81| 70.01-75.   6.33|
|GA     5.83| 75.01-80.  21.66| 75.01-80.  21.22|
|OH     5.49| 80.01-85.  11.89| 80.01-85.  12.36|
|NC     5.03| 85.01-90.  19.17| 85.01-90.  18.05|
|TN     4.16| 90.01-95.   9.82| 90.01-95.  10.42|
|PA     3.79| 95.01-97.   0.55| 95.01-97.   1.52|
|MI     3.49| 97.01-100  22.03| 97.01-100  19.68|
|SC     3.40|                 |                 |
|IL     2.94|                 |                 |
|VA     2.75|                 |                 |
|IN     2.71|                 |                 |
|AL     2.42|                 |                 |
|*MORE 26.62|                 |                 |
|___________|_________________|_________________|


__________________________________________________________________________________________________________________________________
|AMORT             |BALLOON        |REM PREPAY MO|INDEX                    |MTR 11/02    |MARGINS        |1ST RATE CA|PER RATE CA|
|__________________|_______________|_____________|_________________________|_____________|_______________|___________|___________|
|FIXED RATE  100.00|BALLOON   23.03|  0     36.12|FIXED RATE LOANS   100.00|  0    100.00|N/A     100.00|   . 100.00|   . 100.00|
|                  |FULL AMO  76.97|  1- 1  15.47|                         |             |               |           |           |
|                  |               | 19-22   5.96|                         |             |               |           |           |
|                  |               | 23-26  12.58|                         |             |               |           |           |
|                  |               | 27-30   4.22|                         |             |               |           |           |
|                  |               | 31-35   6.60|                         |             |               |           |           |
|                  |               | 36-40   1.88|                         |             |               |           |           |
|                  |               | 41-45   5.40|                         |             |               |           |           |
|                  |               | 46-50   8.88|                         |             |               |           |           |
|                  |               | 51-55   2.41|                         |             |               |           |           |
|                  |               | 56-60   0.48|                         |             |               |           |           |
|                  |               |             |                         |             |               |           |           |
|                  |               |             |                         |             |               |           |           |
|                  |               |             |                         |             |               |           |           |
|                  |               |             |                         |             |               |           |           |
|                  |               |             |                         |             |               |           |           |
|__________________|_______________|_____________|_________________________|_____________|_______________|___________|___________|


[TABLE CONTINUED]


____________________________________________________________
|AMORT             |LIFE FLOOR          |LIFE ADJ CAP        |
|__________________|____________________|____________________|
|FIXED RATE  100.00|MISSING      100.00| N/A          100.00|
|                  |                    |                    |
|                  |                    |                    |
|                  |                    |                    |
|                  |                    |                    |
|                  |                    |                    |
|                  |                    |                    |
|                  |                    |                    |
|                  |                    |                    |
|                  |                    |                    |
|                  |                    |                    |
|                  |                    |                    |
|                  |                    |                    |
|                  |                    |                    |
|                  |                    |                    |
|                  |                    |                    |
|__________________|____________________|____________________|



Disclaimer:
Copyright(C)2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.


[LOGO]     PROJECT:              HOUSEHOLD FIRST LIENS AS OF 11/30/02                            DECEMBER 9, 2002  16:12  PAGE 0003
           ALL                   JUMBO
           AMORT                 ARMS


___________________________________________________________________________________________________________________________
| LOANS| PRINCIPAL BALANCE| CURR WAC| ORIG WAM|  AM WAM| ST WAM | PP WAM | STAGE  |1ST CAP|PER CAP|LIFE CA| MTR   |MARGIN |
|______|__________________|_________|_________|________|________|________|________|_______|_______|_______|_______|_______|
|   568|   $194,109,459.25|    8.741|   360.00|  347.87|  348.91|   17.35|   11.09|  2.606|  1.283| 15.114|  15.88|  6.475|
|______|__________________|_________|_________|________|________|________|________|_______|_______|_______|_______|_______|

[TABLE CONTINUED]


___________________________________________
|ORIG LTV|    LOANS|CURR LTV| OFICO |   FICO|
|__ _____|_________|________|_______|_______|
|     568|    85.98|   85.34|635.974|630.040|
|______ _|_________|________|_______|_______|

__________________________________________________________________________________________________________________________
|CURRENT RATE      |PRINCIPAL BALANCE        |ORIG TERM           |REM TERM 11/02      |AM WAM              |AGE 11/02
|__________________|_________________________|____________________|____________________|____________________|_____________
| 6.50- 6.99   1.64| $200,000 - $250,0   0.12|301 - 360 MON 100.00|241 - 300 MON   0.15|1 - 120 MONTH   0.12|  1- 6  29.33
| 7.00- 7.49   5.78| $275,001 - $350,0  61.66|                    |301 - 360 MON  99.85|241 - 300 MON   0.34|  7-12  42.40
| 7.50- 7.99  22.00| $350,001 - $450,0  37.73|                    |                    |301 - 360 MON  99.54| 13-24  22.88
| 8.00- 8.49  13.21| $450,001 - $550,0   0.49|                    |                    |                    | 25-36   4.30
| 8.50- 8.99  24.82|                         |                    |                    |                    | 37-48   0.77
| 9.00- 9.49  10.87|                         |                    |                    |                    | 49-60   0.17
| 9.50- 9.99  12.32|                         |                    |                    |                    | 61-72   0.15
|10.00-10.49   1.91|                         |                    |                    |                    |
|10.50-10.99   5.37|                         |                    |                    |                    |
|11.00-11.49   0.69|                         |                    |                    |                    |
|11.50-11.99   1.04|                         |                    |                    |                    |
|12.00-12.49   0.16|                         |                    |                    |                    |
|12.50-12.99   0.19|                         |                    |                    |                    |
|                  |                         |                    |                    |                    |
|                  |                         |                    |                    |                    |
|                  |                         |                    |                    |                    |
|                  |                         |                    |                    |                    |
|                  |                         |                    |                    |                    |
|                  |                         |                    |                    |                    |
|__________________|_________________________|____________________|____________________|____________________|_____________


[TABLE CONTINUED]


__________________________________________________
|CURRENT RATE      |ORIG FICO     |SEP 2002 FICO |
|__________________|______________|______________|
| 6.50- 6.99   1.64|500-539   2.71|MISSING   6.88|
| 7.00- 7.49   5.78|540-559   2.79|400-499   1.07|
| 7.50- 7.99  22.00|560-579   4.36|500-539   4.68|
| 8.00- 8.49  13.21|580-599  11.89|540-559   3.79|
| 8.50- 8.99  24.82|600-619  17.16|560-579   7.70|
| 9.00- 9.49  10.87|620-639  15.78|580-599   8.13|
| 9.50- 9.99  12.32|640-659  15.11|600-619   9.38|
|10.00-10.49   1.91|660-679  12.42|620-639  17.28|
|10.50-10.99   5.37|680-699   8.64|640-659  14.63|
|11.00-11.49   0.69|700-719   4.05|660-679  11.43|
|11.50-11.99   1.04|720-739   1.74|680-699   5.31|
|12.00-12.49   0.16|740-759   1.95|700-719   4.96|
|12.50-12.99   0.19|760-779   0.87|720-739   2.23|
|                  |780-849   0.51|740-759   1.83|
|                  |              |760-779   0.36|
|                  |              |780-849   0.32|
|                  |              |              |
|                  |              |              |
|                  |              |              |
|__________________|______________|______________|



______________________________________________________________________________________________________________________
|GEOGRAPHY  |CITY           |ZIP         |PROPERTY TYPE      |OCCUPANCY|DOC                  |PURPOSE                |
|___________|_______________|____________|___________________|________________|______________|_______________________|
|CA    56.44|SAN JOSE   7.13|95127   1.21|SINGLE FAMIL  92.40|OWNER PRI  98.90|FULL     59.65|PURCHASE          57.05|
|VA     3.91|DALY CIT   1.85|95122   1.05|CONDO          5.22|NON-OWNOC   0.90|NIQ      29.92|CASHOUT REFI      30.79|
|CO     3.88|LOS ANGE   1.73|94503   1.05|TOWNHOUSE      1.58|OWNER 2ND   0.19|NIV       8.64|DEBT CONSOLIDATI   8.16|
|MD     3.29|SAN DIEG   1.43|92691   0.96|2-4 FAMILY     0.81|                |24 BANK   1.11|RATE/TERM REFI     4.00|
|GA     3.22|LONG BEA   1.23|94015   0.93|                   |                |ALT       0.68|                       |
|WA     2.94|MISSION    1.12|94014   0.91|                   |                |              |                       |
|IL     2.82|TRACY      1.10|95111   0.89|                   |                |              |                       |
|TX     2.56|SAN FRAN   1.08|94560   0.87|                   |                |              |                       |
|FL     2.55|AMERICAN   1.05|94513   0.83|                   |                |              |                       |
|MI     2.04|EL CAJON   0.90|75034   0.72|                   |                |              |                       |
|MA     1.48|LAS VEGA   0.90|95630   0.72|                   |                |              |                       |
|NJ     1.43|FREMONT    0.89|92630   0.71|                   |                |              |                       |
|OH     1.30|ANAHEIM    0.88|92069   0.71|                   |                |              |                       |
|NY     1.23|NEWARK     0.87|90807   0.71|                   |                |              |                       |
|IN     1.16|BRENTWOO   0.83|95023   0.68|                   |                |              |                       |
|*MORE  9.72|*MORE*    77.02|*MORE* 87.03|                   |                |              |                       |
|___________|_______________|____________|___________________|________________|______________|_______________________|


[TABLE CONTINUED]


_______________________________________________
|GEOGRAPHY  |ORIG LTV         |CURR LTV         |
|___________|_________________|_________________|
|CA    56.44| 0.01-50.0   0.18| 0.01-50.0   0.18|
|VA     3.91| 50.01-60.   0.37| 50.01-60.   0.49|
|CO     3.88| 60.01-70.   2.65| 60.01-70.   2.65|
|MD     3.29| 70.01-75.   3.34| 70.01-75.   3.34|
|GA     3.22| 75.01-80.  28.73| 75.01-80.  29.54|
|WA     2.94| 80.01-85.  18.30| 80.01-85.  17.37|
|IL     2.82| 85.01-90.  27.59| 85.01-90.  27.93|
|TX     2.56| 90.01-95.   7.84| 90.01-95.   7.67|
|FL     2.55| 95.01-97.   0.17| 95.01-97.   0.20|
|MI     2.04| 97.01-100  10.83| 97.01-100  10.63|
|MA     1.48|                 |                 |
|NJ     1.43|                 |                 |
|OH     1.30|                 |                 |
|NY     1.23|                 |                 |
|IN     1.16|                 |                 |
|*MORE  9.72|                 |                 |
|___________|_________________|_________________|


__________________________________________________________________________________________________________________________________
|AMORT             |BALLOON        |REM PREPAY MO|INDEX                    |MTR 11/02    |MARGINS        |1ST RATE CA|PER RATE CA|
|__________________|_______________|_____________|_________________________|_____________|_______________|___________|___________|
|2YR HYBRID   71.46|FULL AMO 100.00|  0     10.12|6 MONTH LIBOR FMNA   1.76|  0      1.39| N/A       0.32|   .   1.31|   .   1.93|
|3YR HYBRID   28.35|               |  1- 1  43.83|6 MONTH LIBOR FNMA   1.56|  1- 6  10.42| 6.50- 6  72.34|  1.   1.95|  1.  70.47|
|MISC ARMS     0.20|               | 19-22  14.52|6 MONTH LIBOR WSJ   96.68|  7-12  22.23| 7.00- 7   7.76|  1.  18.82|  2.  27.44|
|                  |               | 23-26  15.69|                         | 13-24  50.78| 7.50- 7   7.35|  2.   6.77|  3.   0.17|
|                  |               | 27-30   7.48|                         | 25-36  15.18| 8.00- 8   4.48|  3.  71.15|           |
|                  |               | 31-35   4.59|                         |             | 8.50- 8   2.68|           |           |
|                  |               | 36-40   0.17|                         |             | 9.00- 9   2.68|           |           |
|                  |               | 41-45   0.36|                         |             | 9.50- 9   0.69|           |           |
|                  |               | 46-50   1.97|                         |             |10.00-10   1.01|           |           |
|                  |               | 51-55   1.07|                         |             |10.50-10   0.34|           |           |
|                  |               | 56-60   0.19|                         |             |11.00-11   0.35|           |           |
|                  |               |             |                         |             |               |           |           |
|                  |               |             |                         |             |               |           |           |
|                  |               |             |                         |             |               |           |           |
|                  |               |             |                         |             |               |           |           |
|                  |               |             |                         |             |               |           |           |
|__________________|_______________|_____________|_________________________|_____________|_______________|___________|___________|


[TABLE CONTINUED]


____________________________________________________________
|AMORT             |LIFE FLOOR          |LIFE ADJ CAP        |
|__________________|____________________|____________________|
|2YR HYBRID   71.46| 0.01-6.00%     0.68| N/A            1.94|
|3YR HYBRID   28.35| 6.01-6.50%     0.32|12.00-12.99%    0.80|
|MISC ARMS     0.20| 6.51-7.00%     1.68|13.00-13.99%   16.83|
|                  | 7.01-7.50%     8.69|14.00-14.99%   35.89|
|                  | 7.51-8.00%    19.29|15.00-15.99%   26.43|
|                  | 8.01-8.50%    18.67|16.00-16.99%   12.90|
|                  | 8.51-9.00%    17.95|17.00-17.99%    4.52|
|                  | 9.01-9.50%    13.74|18.00-18.99%    0.69|
|                  | 9.51-10.00%    9.79|                    |
|                  |10.01-10.50%    2.94|                    |
|                  |10.51-11.00%    4.17|                    |
|                  |11.01+          2.08|                    |
|                  |                    |                    |
|                  |                    |                    |
|                  |                    |                    |
|                  |                    |                    |
|__________________|____________________|____________________|



Disclaimer:
Copyright(C)2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.


[LOGO]     HOUSEHOLD FIRST LIENS AS OF 11/30/02                             DECEMBER 9,2002  16:12  PAGE 0004
           JUMBO
           FIXED




        __________________________________________________________________________________________
         PRINCIPAL BALANCE| CURR WAC| ORIG WAM| AM WAM | ST WAM | PP WAM | ST AGE |1ST CAP|PER CAP|
        __________________|_________|_________|________|________|________|________|_______|_______
|   107|    $36,641,748.39|    8.806|   330.18|  337.65|  316.45|   23.54|   13.74|      .|   .   |
|______|__________________|_________|_________|________|________|________|________|_______|_______|


[TABLE CONTINUED]


         ____________________________________________________________________________
         PRINCIPAL BALANCE|LIFE CA| MTR   |MARGIN |ORIG LTV|CURR LTV|   OFICO|   FICO|
         _________________|_______|_______|_______|______  |________|________|_______|
|   107|    $36,641,748.39|   .   |   0.00|  .   |    84.51|   83.66| 656.860|647.456|
|______|__________________|_______|_______|______|_________|________|________|_______|



___________________________________________________________________________________________________________________________
|CURRENT RATE      |PRINCIPAL BALANCE        |ORIG TERM           |REM TERM 11/02      |AM WAM              |AGE 11/02    |
|__________________|_________________________|____________________|____________________|____________________|_____________|
| 6.50- 6.99   2.85| $275,001 - $350,0  62.17|121 - 180 MON  15.93|121 - 180 MON  15.93|121 - 180 MON   3.47|  1- 6  14.93|
| 7.00- 7.49   4.86| $350,001 - $450,0  36.48|181 - 240 MON   0.95|181 - 240 MON   0.95|181 - 240 MON   0.95|  7-12  50.02|
| 7.50- 7.99  29.31| $450,001 - $550,0   1.34|301 - 360 MON  83.12|301 - 360 MON  83.12|301 - 360 MON  95.58| 13-24  25.38|
| 8.00- 8.49  12.19|                         |                    |                    |                    | 25-36   3.47|
| 8.50- 8.99  19.09|                         |                    |                    |                    | 37-48   4.50|
| 9.00- 9.49   3.97|                         |                    |                    |                    | 49-60   1.69|
| 9.50- 9.99  12.64|                         |                    |                    |                    |             |
|10.00-10.49   3.54|                         |                    |                    |                    |             |
|10.50-10.99   5.24|                         |                    |                    |                    |             |
|11.00-11.49   1.89|                         |                    |                    |                    |             |
|11.50-11.99   1.68|                         |                    |                    |                    |             |
|12.00-12.49   1.92|                         |                    |                    |                    |             |
|12.50-12.99   0.82|                         |                    |                    |                    |             |
|                  |                         |                    |                    |                    |             |
|                  |                         |                    |                    |                    |             |
|                  |                         |                    |                    |                    |             |
|                  |                         |                    |                    |                    |             |
|                  |                         |                    |                    |                    |             |
|                  |                         |                    |                    |                    |             |
|__________________|_________________________|____________________|____________________|____________________|_____________|


[TABLE CONTINUED]


________________________________________________
|CURRENT RATE      |ORIG FICO     |SEP 2002 FICO |
|__________________|______________|______________|
| 6.50- 6.99   2.85|500-539   1.84|MISSING   3.65|
| 7.00- 7.49   4.86|560-579   1.87|500-539   0.86|
| 7.50- 7.99  29.31|580-599   4.76|540-559   3.45|
| 8.00- 8.49  12.19|600-619  17.19|560-579   5.51|
| 8.50- 8.99  19.09|620-639  10.77|580-599   7.74|
| 9.00- 9.49   3.97|640-659  16.17|600-619  14.62|
| 9.50- 9.99  12.64|660-679  18.38|620-639  16.29|
|10.00-10.49   3.54|680-699  11.50|640-659  11.20|
|10.50-10.99   5.24|700-719   6.43|660-679  12.60|
|11.00-11.49   1.89|720-739   3.58|680-699   5.89|
|11.50-11.99   1.68|740-759   5.84|700-719   8.41|
|12.00-12.49   1.92|760-779   1.68|720-739   2.99|
|12.50-12.99   0.82|              |740-759   2.18|
|                  |              |760-779   2.78|
|                  |              |780-849   1.83|
|                  |              |              |
|                  |              |              |
|                  |              |              |
|                  |              |              |
|__________________|______________|______________|



______________________________________________________________________________________________________________________
|GEOGRAPHY  |CITY           |ZIP         |PROPERTY TYPE      |OCCUPANCY       |DOC           |PURPOSE                |
|___________|_______________|____________|___________________|________________|______________|_______________________|
|CA    33.20|SAN JOSE   8.78|91311   1.93|SINGLE FAMIL  95.22|OWNER PRI  98.26|FULL     66.79|CASHOUT REFI      45.86|
|FL     9.39|LAS VEGA   4.58|80303   1.92|CONDO          1.99|OWNER 2ND   0.89|NIQ      25.08|PURCHASE          29.94|
|NY     8.63|CORONA     2.77|95121   1.90|TOWNHOUSE      1.73|NON-OWNOC   0.85|NIV       6.32|RATE/TERM REFI    13.13|
|MD     4.63|BOCA RAT   1.95|95123   1.74|2-4 FAMILY     1.06|                |ALT       1.81|DEBT CONSOLIDATI  11.06|
|NV     4.58|BOULDER    1.92|92587   1.34|                   |                |              |                       |
|CO     3.77|LOS ANGE   1.90|38017   1.14|                   |                |              |                       |
|GA     3.67|ANTIOCH    1.81|27317   1.10|                   |                |              |                       |
|OH     3.41|WHITE PL   1.77|92835   1.10|                   |                |              |                       |
|PA     2.93|CANYON L   1.34|92610   1.09|                   |                |              |                       |
|NJ     2.80|COLLIERV   1.14|33756   1.08|                   |                |              |                       |
|VA     2.64|RANDLEMA   1.10|03049   1.08|                   |                |              |                       |
|TX     2.50|FULLERTO   1.10|18940   1.08|                   |                |              |                       |
|TN     2.08|FOOTHILL   1.09|95128   1.08|                   |                |              |                       |
|MN     2.02|CLEARWAT   1.08|91010   1.08|                   |                |              |                       |
|NC     1.97|HOLLIS     1.08|10504   1.08|                   |                |              |                       |
|*MORE 11.78|*MORE*    66.59|*MORE* 80.26|                   |                |              |                       |
|___________|_______________|____________|___________________|________________|______________|_______________________|


[TABLE CONTINUED]


_________________________________________________
|GEOGRAPHY  |ORIG LTV         |CURR LTV         |
|___________|_________________|_________________|
|CA    33.20| 50.01-60.   2.88| 50.01-60.   4.75|
|FL     9.39| 60.01-70.   9.14| 60.01-70.   7.27|
|NY     8.63| 70.01-75.   3.81| 70.01-75.   3.81|
|MD     4.63| 75.01-80.  26.22| 75.01-80.  27.06|
|NV     4.58| 80.01-85.  17.52| 80.01-85.  16.67|
|CO     3.77| 85.01-90.  14.95| 85.01-90.  15.86|
|GA     3.67| 90.01-95.   6.59| 90.01-95.   5.68|
|OH     3.41| 97.01-100  18.89| 95.01-97.   1.00|
|PA     2.93|                 | 97.01-100  17.88|
|NJ     2.80|                 |                 |
|VA     2.64|                 |                 |
|TX     2.50|                 |                 |
|TN     2.08|                 |                 |
|MN     2.02|                 |                 |
|NC     1.97|                 |                 |
|*MORE 11.78|                 |                 |
|___________|_________________|_________________|



__________________________________________________________________________________________________________________________________
|AMORT             |BALLOON        |REM PREPAY MO|INDEX                    |MTR    11/02 |MARGINS        |1ST RATE CA|PER RATE CA|
|__________________|_______________|_____________|_________________________|_____________|_______________|___________|___________|
|FIXED RATE  100.00|BALLOON   12.46|  0     20.23|FIXED RATE LOANS   100.00|  0    100.00|N/A      100.00|   . 100.00|   . 100.00|
|                  |FULL AMO  87.54|  1- 1  18.03|                         |             |               |           |           |
|                  |               | 19-22   4.55|                         |             |               |           |           |
|                  |               | 23-26  20.25|                         |             |               |           |           |
|                  |               | 27-30   3.84|                         |             |               |           |           |
|                  |               | 31-35   4.55|                         |             |               |           |           |
|                  |               | 36-40   0.83|                         |             |               |           |           |
|                  |               | 41-45   8.89|                         |             |               |           |           |
|                  |               | 46-50  14.18|                         |             |               |           |           |
|                  |               | 51-55   4.65|                         |             |               |           |           |
|                  |               |             |                         |             |               |           |           |
|                  |               |             |                         |             |               |           |           |
|                  |               |             |                         |             |               |           |           |
|                  |               |             |                         |             |               |           |           |
|                  |               |             |                         |             |               |           |           |
|                  |               |             |                         |             |               |           |           |
|__________________|_______________|_____________|_________________________|_____________|_______________|___________|___________|


[TABLE CONTINUED]

______________________________________________________________
|AMORT             |LIFE FLOOR          |LIFE ADJ CAP        |
|__________________|____________________|____________________|
|FIXED RATE  100.00| MISSING      100.00| N/A          100.00|
|                  |                    |                    |
|                  |                    |                    |
|                  |                    |                    |
|                  |                    |                    |
|                  |                    |                    |
|                  |                    |                    |
|                  |                    |                    |
|                  |                    |                    |
|                  |                    |                    |
|                  |                    |                    |
|                  |                    |                    |
|                  |                    |                    |
|                  |                    |                    |
|                  |                    |                    |
|                  |                    |                    |
|__________________|____________________|____________________|



Disclaimer:
Copyright(C)2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

                                                   HOUSEHOLD FIRST LIENS AS OF 11/30/02           16:15 MONDAY, DECEMBER 9, 2002   1
                                                      PORTFOLIO SUMMARY REPORT
                                                  PREPARED BY GOLDMAN, SACHS & CO.

------------------------------------------------------------------------------------------------------------------------------------
PG   POOL CLASSIFICATION             LOANS  PRINCIPAL BALANCE  CURR WAC  ORIG WAM   AM WAM   ST WAM   ST AGE
------------------------------------------------------------------------------------------------------------------------------------
0001 CONFORMING                     22,751  $2,482,278,506.91     9.532    343.83   337.64   328.99    14.84
0002 JUMBO                             675    $230,751,207.64     8.751    355.27   346.25   343.76    11.51
------------------------------------------------------------------------------------------------------------------------------------
*** TOTALS ***                      23,426  $2,713,029,714.55
------------------------------------------------------------------------------------------------------------------------------------



























Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co. This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

GOLDMAN
SACHS
          PROJECT:              HOUSEHOLD FIRST LIENS AS OF 11/30/02                              DECEMBER 9, 2002  16:15  PAGE 0001
          ALL                   CONFORMING

 __________________________________________________________________________________________________________________________________
|
| LOANS| PRINCIPAL BALANCE| CURR WAC| ORIG WAM|  AM WAM|  ST WAM|  PP WAM|  ST AGE|1ST CAP|PER CAP|LIFE CA|    MTR|MARGIN|ORIG LTV|
|------|------------------|---------|---------|--------|--------|--------|--------|-------|-------|-------|-------|------|--------|
|22,751| $2,482,278,506.91|    9.532|   343.83|  337.64|  328.99|   17.60|   14.84|  2.566|  1.237| 15.746|  10.71| 7.097|   86.45|
|------|------------------|---------|---------|--------|--------|--------|--------|-------|-------|-------|-------|------|--------|

(Table Continued)

 ________________________________
|                                |
| LOANS| CURR LTV|  OFICO|   FICO|
|------|---------|-------|-------|
|22,751|    85.54|626.051|618.300|
|------|---------|-------|-------|

 __________________________________________________________________________________________________________________________
|
|CURRENT RATE      |PRINCIPAL BALANCE        |ORIG TERM           |REM TERM 11/02      |AM WAM              |AGE 11/02    |
|------------------|-------------------------|--------------------|--------------------|--------------------|-------------|
| 6.50- 6.99   0.99| $0 - $25,000        0.20|1 - 120 MONTH   0.24|1 - 120 MONTH   0.28|1 - 120 MONTH   0.30|  1- 6  25.71|
| 7.00- 7.49   2.21| $25,000 - $50,000   4.79|121 - 180 MON   7.67|121 - 180 MON   7.64|121 - 180 MON   1.71|  7-12  32.08|
| 7.50- 7.99   8.95| $50,000 - $100,00  27.34|181 - 240 MON   1.40|181 - 240 MON   1.39|181 - 240 MON   1.51| 13-24  25.51|
| 8.00- 8.49   7.44| $100,000 - $150,0  27.59|241 - 300 MON   0.15|241 - 300 MON   0.18|241 - 300 MON   1.34| 25-36   8.85|
| 8.50- 8.99  19.69| $150,000 - $200,0  19.01|301 - 360 MON  90.52|301 - 360 MON  90.51|301 - 360 MON  95.11| 37-48   6.09|
| 9.00- 9.49  10.50| $200,000 - $250,0  12.50|361 - 420 MON   0.01|                    |361 - 420 MON   0.02| 49-60   1.71|
| 9.50- 9.99  19.30| $250,001 - $275,0   4.41|                    |                    |480+ MONTHS     0.01| 61-72   0.04|
|10.00-10.49   8.02| $275,001 - $350,0   4.00|                    |                    |                    | 73-84   0.00|
|10.50-10.99  11.23| $350,001 - $450,0   0.17|                    |                    |                    |181-24   0.00|
|11.00-11.49   4.42|                         |                    |                    |                    |             |
|11.50-11.99   4.47|                         |                    |                    |                    |             |
|12.00-12.49   1.29|                         |                    |                    |                    |             |
|12.50-12.99   1.03|                         |                    |                    |                    |             |
|13.00-13.49   0.24|                         |                    |                    |                    |             |
|13.50-13.99   0.17|                         |                    |                    |                    |             |
|14.00-14.49   0.03|                         |                    |                    |                    |             |
|14.50-14.99   0.01|                         |                    |                    |                    |             |
|15.00-15.49   0.00|                         |                    |                    |                    |             |
|*MORE*        0.00|                         |                    |                    |                    |             |
|------------------|-------------------------|--------------------|--------------------|--------------------|-------------|

(Table Continued)

 ________________________________________________
|                                                |
|CURRENT RATE      |ORIG FICO     |SEP 2002 FICO |
|------------------|--------------|--------------|
| 6.50- 6.99   0.99|400-499   0.05|MISSING   4.90|
| 7.00- 7.49   2.21|500-539   5.79|400-499   2.06|
| 7.50- 7.99   8.95|540-559   5.60|500-539   7.39|
| 8.00- 8.49   7.44|560-579   6.70|540-559   6.83|
| 8.50- 8.99  19.69|580-599  13.67|560-579   8.22|
| 9.00- 9.49  10.50|600-619  14.87|580-599  10.49|
| 9.50- 9.99  19.30|620-639  14.28|600-619  12.54|
|10.00-10.49   8.02|640-659  13.55|620-639  13.47|
|10.50-10.99  11.23|660-679   9.82|640-659  11.83|
|11.00-11.49   4.42|680-699   6.46|660-679   9.11|
|11.50-11.99   4.47|700-719   3.89|680-699   5.22|
|12.00-12.49   1.29|720-739   2.35|700-719   3.18|
|12.50-12.99   1.03|740-759   1.56|720-739   2.07|
|13.00-13.49   0.24|760-779   0.92|740-759   1.41|
|13.50-13.99   0.17|780-849   0.49|760-779   0.83|
|14.00-14.49   0.03|850 +     0.01|780-849   0.46|
|14.50-14.99   0.01|              |              |
|15.00-15.49   0.00|              |              |
|*MORE*        0.00|              |              |
|------------------|--------------|--------------|

 _____________________________________________________________________________________________________________________
|
|GEOGRAPHY  |CITY           |ZIP         |PROPERTY TYPE      |OCCUPANCY       |DOC           |PURPOSE                |
|-----------|---------------|------------|-------------------|----------------|--------------|-----------------------|
|CA    19.98|CHICAGO    1.82|92336   0.16|SINGLE FAMIL  87.74|OWNER PRI  98.04|FULL     77.62|PURCHASE          45.85|
|TX     7.67|HOUSTON    1.54|92126   0.16|CONDO          6.12|NON-OWNOC   1.76|NIQ      13.58|CASHOUT REFI      36.61|
|FL     6.78|SAN DIEG   1.05|30058   0.15|2-4 FAMILY     4.32|OWNER 2ND   0.21|NIV       7.70|DEBT CONSOLIDATI   9.87|
|IL     5.47|MIAMI      0.93|94509   0.15|TOWNHOUSE      1.83|                |ALT       0.78|RATE/TERM REFI     7.55|
|GA     4.99|LOS ANGE   0.91|92592   0.14|                   |                |24 BANK   0.23|UNKNOWN            0.12|
|MI     4.41|DETROIT    0.84|95376   0.14|                   |                |OTHER     0.09|                       |
|OH     4.24|PHOENIX    0.65|92114   0.13|                   |                |              |                       |
|NC     3.34|LAS VEGA   0.63|92563   0.13|                   |                |              |                       |
|TN     2.65|AURORA     0.62|60628   0.13|                   |                |              |                       |
|CO     2.61|MEMPHIS    0.57|91342   0.12|                   |                |              |                       |
|NY     2.46|DENVER     0.50|48219   0.12|                   |                |              |                       |
|VA     2.41|CHARLOTT   0.48|80017   0.12|                   |                |              |                       |
|AZ     2.22|SAN JOSE   0.47|90250   0.12|                   |                |              |                       |
|IN     2.19|SACRAMEN   0.44|60620   0.11|                   |                |              |                       |
|WA     2.18|ATLANTA    0.44|92069   0.11|                   |                |              |                       |
|*MORE 26.39|*MORE*    88.12|*MORE* 98.00|                   |                |              |                       |
|-----------|---------------|------------|-------------------|----------------|--------------|-----------------------|

(Table Continued)

 _______________________________________________
|                                               |
|GEOGRAPHY  |ORIG LTV         |CURR LTV         |
|-----------|-----------------|-----------------|
|CA    19.98| 0.01-50.0   0.92| 0.01-50.0   1.03|
|TX     7.67| 50.01-60.   1.17| 50.01-60.   1.31|
|FL     6.78| 60.01-70.   3.40| 60.01-70.   3.66|
|IL     5.47| 70.01-75.   4.45| 70.01-75.   4.67|
|GA     4.99| 75.01-80.  26.31| 75.01-80.  26.26|
|MI     4.41| 80.01-85.  13.13| 80.01-85.  13.17|
|OH     4.24| 85.01-90.  22.43| 85.01-90.  22.08|
|NC     3.34| 90.01-95.   9.63| 90.01-95.   9.73|
|TN     2.65| 95.01-97.   0.40| 95.01-97.   0.72|
|CO     2.61| 97.01-100  18.16| 97.01-100  17.36|
|NY     2.46|                 |                 |
|VA     2.41|                 |                 |
|AZ     2.22|                 |                 |
|IN     2.19|                 |                 |
|WA     2.18|                 |                 |
|*MORE 26.39|                 |                 |
|-----------|-----------------|-----------------|

 _________________________________________________________________________________________________________________________________
|
|AMORT             |BALLOON        |REM PREPAY MO|INDEX                    |MTR 11/02    |MARGINS        |1ST RATE CA|PER RATE CA|
|------------------|---------------|-------------|-------------------------|-------------|---------------|-----------|-----------|
|2YR HYBRID   53.96|BALLOON    6.03|  0     20.13|1 YEAR CONSTANT MA   0.06|  0     27.83| N/A      26.20|   .  28.53|   .  27.95|
|3YR HYBRID   19.67|FULL AMO  93.97|  1- 1  29.49|6 MONTH LIBOR FMNA   2.17|  1- 6  13.45| 6.50- 6  40.49|  1.   1.82|  1.  55.09|
|FIXED RATE   26.15|               | 19-22  11.94|6 MONTH LIBOR FNMA   2.18|  7-12  14.07| 7.00- 7   6.65|  1.  10.41|  2.  16.84|
|MISC ARMS     0.22|               | 23-26  13.06|6 MONTH LIBOR WSJ   69.42| 13-24  35.16| 7.50- 7   6.93|  2.  11.75|  3.   0.12|
|                  |               | 27-30   9.06|FIXED RATE LOANS    26.16| 25-36   9.49| 8.00- 8   5.23|  3.  47.50|           |
|                  |               | 31-35   8.94|PROVIDENT W/ROLLBA   0.01| 37-48   0.00| 8.50- 8   5.32|           |           |
|                  |               | 36-40   0.98|                         | 49-60   0.00| 9.00- 9   3.73|           |           |
|                  |               | 41-45   2.07|                         |             | 9.50- 9   2.68|           |           |
|                  |               | 46-50   3.04|                         |             |10.00-10   1.40|           |           |
|                  |               | 51-55   1.11|                         |             |10.50-10   0.81|           |           |
|                  |               | 56-60   0.18|                         |             |11.00-11   0.27|           |           |
|                  |               |             |                         |             |11.50-11   0.14|           |           |
|                  |               |             |                         |             |12.00-12   0.08|           |           |
|                  |               |             |                         |             |12.50-12   0.04|           |           |
|                  |               |             |                         |             |13.00-13   0.01|           |           |
|                  |               |             |                         |             |*MORE*     0.00|           |           |
|------------------|---------------|-------------|-------------------------|-------------|---------------|-----------|-----------|

(Table Continued)

 ____________________________________________________________
|                                                            |
|AMORT             |LIFE FLOOR          |LIFE ADJ CAP        |
|------------------|--------------------|--------------------|
|2YR HYBRID   53.96| MISSING       26.19| N/A           27.77|
|3YR HYBRID   19.67| 0.01-6.00%     0.44|11.00-11.99%    0.00|
|FIXED RATE   26.15| 6.01-6.50%     0.38|12.00-12.99%    0.45|
|MISC ARMS     0.22| 6.51-7.00%     1.10|13.00-13.99%    5.53|
|                  | 7.01-7.50%     2.63|14.00-14.99%   17.56|
|                  | 7.51-8.00%     6.65|15.00-15.99%   21.38|
|                  | 8.01-8.50%     8.10|16.00-16.99%   16.44|
|                  | 8.51-9.00%    13.47|17.00-17.99%    8.22|
|                  | 9.01-9.50%     9.68|18.00-18.99%    2.32|
|                  | 9.51-10.00%   12.27|19.00-19.99%    0.28|
|                  |10.01-10.50%    6.68|20.00+          0.04|
|                  |10.51-11.00%    6.28|                    |
|                  |11.01+          6.13|                    |
|                  |                    |                    |
|                  |                    |                    |
|                  |                    |                    |
|------------------|--------------------|--------------------|



Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co. This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

GOLDMAN
SACHS
        PROJECT:              HOUSEHOLD FIRST LIENS AS OF 11/30/02                             DECEMBER 9, 2002  16:15  PAGE 0002
        ALL                   JUMBO

 __________________________________________________________________________________________________________________________________
|
| LOANS| PRINCIPAL BALANCE| CURR WAC| ORIG WAM|  AM WAM|  ST WAM|  PP WAM|  ST AGE|1ST CAP|PER CAP|LIFE CA|    MTR|MARGIN|ORIG LTV|
|------|------------------|---------|---------|--------|--------|--------|--------|-------|-------|-------|-------|------|--------|
|   675|   $230,751,207.64|    8.751|   355.27|  346.25|  343.76|   18.33|   11.51|  2.606|  1.283| 15.114|  13.36| 6.475|   85.75|
|------|------------------|---------|---------|--------|--------|--------|--------|-------|-------|-------|-------|------|--------|

(Table Continued)

 ________________________________
|                                |
| LOANS| CURR LTV|  OFICO|   FICO|
|------|---------|-------|-------|
|   675|    85.08|639.291|632.886|
|------|---------|-------|-------|


 __________________________________________________________________________________________________________________________
|
|CURRENT RATE      |PRINCIPAL BALANCE        |ORIG TERM           |REM TERM 11/02      |AM WAM              |AGE 11/02    |
|------------------|-------------------------|--------------------|--------------------|--------------------|-------------|
| 6.50- 6.99   1.84| $200,000 - $250,0   0.10|121 - 180 MON   2.53|121 - 180 MON   2.53|1 - 120 MONTH   0.10|  1- 6  27.05|
| 7.00- 7.49   5.64| $275,001 - $350,0  61.74|181 - 240 MON   0.15|181 - 240 MON   0.15|121 - 180 MON   0.55|  7-12  43.61|
| 7.50- 7.99  23.16| $350,001 - $450,0  37.53|301 - 360 MON  97.32|241 - 300 MON   0.13|181 - 240 MON   0.15| 13-24  23.28|
| 8.00- 8.49  13.05| $450,001 - $550,0   0.63|                    |301 - 360 MON  97.19|241 - 300 MON   0.29| 25-36   4.17|
| 8.50- 8.99  23.91|                         |                    |                    |301 - 360 MON  98.91| 37-48   1.36|
| 9.00- 9.49   9.77|                         |                    |                    |                    | 49-60   0.41|
| 9.50- 9.99  12.37|                         |                    |                    |                    | 61-72   0.13|
|10.00-10.49   2.17|                         |                    |                    |                    |             |
|10.50-10.99   5.35|                         |                    |                    |                    |             |
|11.00-11.49   0.88|                         |                    |                    |                    |             |
|11.50-11.99   1.14|                         |                    |                    |                    |             |
|12.00-12.49   0.44|                         |                    |                    |                    |             |
|12.50-12.99   0.29|                         |                    |                    |                    |             |
|                  |                         |                    |                    |                    |             |
|                  |                         |                    |                    |                    |             |
|                  |                         |                    |                    |                    |             |
|                  |                         |                    |                    |                    |             |
|                  |                         |                    |                    |                    |             |
|                  |                         |                    |                    |                    |             |
|------------------|-------------------------|--------------------|--------------------|--------------------|-------------|

(Table Continued)

 _________________________________________________
|                                                 |
|CURRENT RATE      | ORIG FICO     |SEP 2002 FICO |
|------------------|---------------|--------------|
| 6.50- 6.99   1.84| 500-539   2.57|MISSING   6.37|
| 7.00- 7.49   5.64| 540-559   2.35|400-499   0.90|
| 7.50- 7.99  23.16| 560-579   3.96|500-539   4.07|
| 8.00- 8.49  13.05| 580-599  10.76|540-559   3.74|
| 8.50- 8.99  23.91| 600-619  17.17|560-579   7.35|
| 9.00- 9.49   9.77| 620-639  14.99|580-599   8.07|
| 9.50- 9.99  12.37| 640-659  15.28|600-619  10.22|
|10.00-10.49   2.17| 660-679  13.37|620-639  17.13|
|10.50-10.99   5.35| 680-699   9.09|640-659  14.09|
|11.00-11.49   0.88| 700-719   4.43|660-679  11.62|
|11.50-11.99   1.14| 720-739   2.03|680-699   5.40|
|12.00-12.49   0.44| 740-759   2.57|700-719   5.51|
|12.50-12.99   0.29| 760-779   1.00|720-739   2.35|
|                  | 780-849   0.43|740-759   1.89|
|                  |               |760-779   0.74|
|                  |               |780-849   0.56|
|                  |               |              |
|                  |               |              |
|                  |               |              |
-------------------|---------------|--------------|

 _____________________________________________________________________________________________________________________
|
|GEOGRAPHY  |CITY           |ZIP         |PROPERTY TYPE      |OCCUPANCY       |DOC           |PURPOSE                |
|-----------|---------------|------------|-------------------|----------------|--------------|-----------------------|
|CA    52.75|SAN JOSE   7.39|95127   1.18|SINGLE FAMIL  92.84|OWNER PRI  98.80|FULL     60.78|PURCHASE          52.75|
|CO     3.86|LOS ANGE   1.75|94015   0.92|CONDO          4.70|NON-OWNOC   0.90|NIQ      29.15|CASHOUT REFI      33.19|
|VA     3.71|DALY CIT   1.69|95122   0.88|TOWNHOUSE      1.60|OWNER 2ND   0.30|NIV       8.28|DEBT CONSOLIDATI   8.62|
|FL     3.64|LAS VEGA   1.49|94503   0.88|2-4 FAMILY     0.85|                |24 BANK   0.93|RATE/TERM REFI     5.45|
|MD     3.50|SAN DIEG   1.20|94513   0.84|                   |                |ALT       0.86|                       |
|GA     3.29|LONG BEA   1.18|92691   0.81|                   |                |              |                       |
|WA     2.62|SAN FRAN   1.05|94014   0.77|                   |                |              |                       |
|TX     2.55|CORONA     1.03|95121   0.75|                   |                |              |                       |
|IL     2.52|MISSION    0.94|95111   0.75|                   |                |              |                       |
|NY     2.41|TRACY      0.93|94560   0.74|                   |                |              |                       |
|MI     1.85|AMERICAN   0.88|94509   0.72|                   |                |              |                       |
|NJ     1.65|ANTIOCH    0.85|95123   0.61|                   |                |              |                       |
|OH     1.64|BRENTWOO   0.84|75034   0.61|                   |                |              |                       |
|NV     1.49|EL CAJON   0.76|95630   0.60|                   |                |              |                       |
|MA     1.25|ATLANTA    0.75|92630   0.60|                   |                |              |                       |
|*MORE 11.27|*MORE*    77.27|*MORE* 88.34|                   |                |              |                       |
|-----------|---------------|------------|-------------------|----------------|--------------|-----------------------|

(Table Continued)

 _______________________________________________
|                                               |
|GEOGRAPHY  |ORIG LTV         |CURR LTV         |
|-----------|-----------------|-----------------|
|CA    52.75| 0.01-50.0   0.15| 0.01-50.0   0.15|
|CO     3.86| 50.01-60.   0.77| 50.01-60.   1.17|
|VA     3.71| 60.01-70.   3.68| 60.01-70.   3.38|
|FL     3.64| 70.01-75.   3.41| 70.01-75.   3.41|
|MD     3.50| 75.01-80.  28.33| 75.01-80.  29.15|
|GA     3.29| 80.01-85.  18.17| 80.01-85.  17.26|
|WA     2.62| 85.01-90.  25.59| 85.01-90.  26.01|
|TX     2.55| 90.01-95.   7.64| 90.01-95.   7.36|
|IL     2.52| 95.01-97.   0.14| 95.01-97.   0.33|
|NY     2.41| 97.01-100  12.11| 97.01-100  11.78|
|MI     1.85|                 |                 |
|NJ     1.65|                 |                 |
|OH     1.64|                 |                 |
|NV     1.49|                 |                 |
|MA     1.25|                 |                 |
|*MORE 11.27|                 |                 |
|-----------|-----------------|-----------------|

 _________________________________________________________________________________________________________________________________
|
|AMORT             |BALLOON        |REM PREPAY MO|INDEX                    |MTR 11/02    |MARGINS        |1ST RATE CA|PER RATE CA|
|------------------|---------------|-------------|-------------------------|-------------|---------------|-----------|-----------|
|2YR HYBRID   60.11|BALLOON    1.98|  0     11.73|6 MONTH LIBOR FMNA   1.48|  0     17.05| N/A      16.15|   .  16.98|   .  17.50|
|3YR HYBRID   23.85|FULL AMO  98.02|  1- 1  39.74|6 MONTH LIBOR FNMA   1.31|  1- 6   8.77| 6.50- 6  60.85|  1.   1.64|  1.  59.28|
|FIXED RATE   15.88|               | 19-22  12.94|6 MONTH LIBOR WSJ   81.33|  7-12  18.70| 7.00- 7   6.52|  1.  15.83|  2.  23.08|
|MISC ARMS     0.17|               | 23-26  16.41|FIXED RATE LOANS    15.88| 13-24  42.72| 7.50- 7   6.19|  2.   5.69|  3.   0.14|
|                  |               | 27-30   6.90|                         | 25-36  12.77| 8.00- 8   3.77|  3.  59.85|           |
|                  |               | 31-35   4.58|                         |             | 8.50- 8   2.26|           |           |
|                  |               | 36-40   0.28|                         |             | 9.00- 9   2.25|           |           |
|                  |               | 41-45   1.71|                         |             | 9.50- 9   0.58|           |           |
|                  |               | 46-50   3.91|                         |             |10.00-10   0.85|           |           |
|                  |               | 51-55   1.63|                         |             |10.50-10   0.28|           |           |
|                  |               | 56-60   0.16|                         |             |11.00-11   0.30|           |           |
|                  |               |             |                         |             |               |           |           |
|                  |               |             |                         |             |               |           |           |
|                  |               |             |                         |             |               |           |           |
|                  |               |             |                         |             |               |           |           |
|                  |               |             |                         |             |               |           |           |
|------------------|---------------|-------------|-------------------------|-------------|---------------|-----------|-----------|

(Table Continued)

 ____________________________________________________________
|                                                            |
|AMORT             |LIFE FLOOR          |LIFE ADJ CAP        |
|------------------|--------------------|--------------------|
|2YR HYBRID   60.11| MISSING       15.88| N/A           17.51|
|3YR HYBRID   23.85| 0.01-6.00%     0.57|12.00-12.99%    0.67|
|FIXED RATE   15.88| 6.01-6.50%     0.27|13.00-13.99%   14.16|
|MISC ARMS     0.17| 6.51-7.00%     1.42|14.00-14.99%   30.19|
|                  | 7.01-7.50%     7.31|15.00-15.99%   22.23|
|                  | 7.51-8.00%    16.23|16.00-16.99%   10.85|
|                  | 8.01-8.50%    15.70|17.00-17.99%    3.80|
|                  | 8.51-9.00%    15.10|18.00-18.99%    0.58|
|                  | 9.01-9.50%    11.56|                    |
|                  | 9.51-10.00%    8.24|                    |
|                  |10.01-10.50%    2.47|                    |
|                  |10.51-11.00%    3.51|                    |
|                  |11.01+          1.75|                    |
|                  |                    |                    |
|                  |                    |                    |
|                  |                    |                    |
|------------------|--------------------|--------------------|



Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co. This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.


[LOGO]                  HOUSEHOLD FIRST LIENS AS OF 11/30/02                                     16:15 MONDAY, DECEMBER 9, 2002   1
                            PORTFOLIO SUMMARY REPORT
                        PREPARED BY GOLDMAN, SACHS & CO.


___________________________________________________________________________________________________________________________________
PG   POOL CLASSIFICATION                     LOANS   PRINCIPAL BALANCE  CURR WAC  ORIG WAM   AM WAM   ST WAM   ST AGE
___________________________________________________________________________________________________________________________________
0001 ALL                                    23,426   $2,713,029,714.55     9.466    344.80   338.37   330.24    14.56
___________________________________________________________________________________________________________________________________
*** TOTALS ***                              23,426   $2,713,029,714.55
___________________________________________________________________________________________________________________________________


Disclaimer:
Copyright(C)2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

PROJECT:              HOUSEHOLD FIRST LIENS AS OF 11/30/02                             DECEMBER 9, 2002  16:15  PAGE 0001
ALL                   ALL


 _________________________________________________________________________________________________________________________
| LOANS| PRINCIPAL BALANCE| CURR WAC| ORIG WAM|  AM WAM|  ST WAM|  PP WAM|  ST AGE|1ST CAP|PER CAP|LIFE CA|    MTR|MARGIN|
|______|__________________|_________|_________|________|________|________|________|_______|_______|_______|_______|______|
|23,426| $2,713,029,714.55|    9.466|   344.80|  338.37|  330.24|   17.67|   14.56|  2.570|  1.242| 15.685|  10.93| 7.037|
|______|__________________|_________|_________|________|________|________|________|_______|_______|_______|_______|______|


[TABLE CONTINUED]


 ________________________________________
| LOANS|ORIG LTV|CURR LTV|  OFICO|   FICO|
|______|________|________|_______|_______|
|23,426|   86.39|   85.50|627.177|619.523|
|______|________|________|_______|_______|


 __________________________________________________________________________________________________________________________
|CURRENT RATE      |PRINCIPAL BALANCE        |ORIG TERM           |REM TERM 11/02      |AM WAM              |AGE 11/02    |
|__________________|_________________________|____________________|____________________|____________________|_____________|
| 6.50- 6.99   1.06| $0 - $25,000        0.18|1 - 120 MONTH   0.22|1 - 120 MONTH   0.25|1 - 120 MONTH   0.28|  1- 6  25.82|
| 7.00- 7.49   2.50| $25,000 - $50,000   4.38|121 - 180 MON   7.24|121 - 180 MON   7.21|121 - 180 MON   1.61|  7-12  33.06|
| 7.50- 7.99  10.16| $50,000 - $100,00  25.01|181 - 240 MON   1.29|181 - 240 MON   1.29|181 - 240 MON   1.39| 13-24  25.32|
| 8.00- 8.49   7.91| $100,000 - $150,0  25.25|241 - 300 MON   0.14|241 - 300 MON   0.18|241 - 300 MON   1.25| 25-36   8.45|
| 8.50- 8.99  20.05| $150,000 - $200,0  17.40|301 - 360 MON  91.10|301 - 360 MON  91.07|301 - 360 MON  95.43| 37-48   5.69|
| 9.00- 9.49  10.44| $200,000 - $250,0  11.44|361 - 420 MON   0.01|                    |361 - 420 MON   0.02| 49-60   1.60|
| 9.50- 9.99  18.71| $250,001 - $275,0   4.03|                    |                    |480+ MONTHS     0.01| 61-72   0.05|
|10.00-10.49   7.52| $275,001 - $350,0   8.91|                    |                    |                    | 73-84   0.00|
|10.50-10.99  10.73| $350,001 - $450,0   3.34|                    |                    |                    |181-24   0.00|
|11.00-11.49   4.12| $450,001 - $550,0   0.05|                    |                    |                    |             |
|11.50-11.99   4.19|                         |                    |                    |                    |             |
|12.00-12.49   1.21|                         |                    |                    |                    |             |
|12.50-12.99   0.97|                         |                    |                    |                    |             |
|13.00-13.49   0.22|                         |                    |                    |                    |             |
|13.50-13.99   0.15|                         |                    |                    |                    |             |
|14.00-14.49   0.03|                         |                    |                    |                    |             |
|14.50-14.99   0.01|                         |                    |                    |                    |             |
|15.00-15.49   0.00|                         |                    |                    |                    |             |
|*MORE*        0.00|                         |                    |                    |                    |             |
|__________________|_________________________|____________________|____________________|____________________|_____________|


[TABLE CONTINUED]

 ________________________________________________
|CURRENT RATE      |ORIG FICO     |SEP 2002 FICO |
|__________________|______________|______________|
| 6.50- 6.99   1.06|400-499   0.05|MISSING   5.03|
| 7.00- 7.49   2.50|500-539   5.52|400-499   1.96|
| 7.50- 7.99  10.16|540-559   5.32|500-539   7.11|
| 8.00- 8.49   7.91|560-579   6.46|540-559   6.56|
| 8.50- 8.99  20.05|580-599  13.42|560-579   8.14|
| 9.00- 9.49  10.44|600-619  15.07|580-599  10.28|
| 9.50- 9.99  18.71|620-639  14.34|600-619  12.34|
|10.00-10.49   7.52|640-659  13.70|620-639  13.78|
|10.50-10.99  10.73|660-679  10.12|640-659  12.02|
|11.00-11.49   4.12|680-699   6.68|660-679   9.32|
|11.50-11.99   4.19|700-719   3.94|680-699   5.24|
|12.00-12.49   1.21|720-739   2.32|700-719   3.37|
|12.50-12.99   0.97|740-759   1.64|720-739   2.10|
|13.00-13.49   0.22|760-779   0.92|740-759   1.45|
|13.50-13.99   0.15|780-849   0.48|760-779   0.83|
|14.00-14.49   0.03|850 +     0.01|780-849   0.47|
|14.50-14.99   0.01|              |              |
|15.00-15.49   0.00|              |              |
|*MORE*        0.00|              |              |
|__________________|______________|______________|


 _____________________________________________________________________________________________________________________
|GEOGRAPHY  |CITY           |ZIP         |PROPERTY TYPE      |OCCUPANCY       |DOC           |PURPOSE                |
|___________|_______________|____________|___________________|________________|______________|_______________________|
|CA    22.77|CHICAGO    1.69|94509   0.20|SINGLE FAMIL  88.17|OWNER PRI  98.10|FULL     76.19|PURCHASE          46.44|
|TX     7.24|HOUSTON    1.46|92126   0.16|CONDO          6.00|NON-OWNOC   1.68|NIQ      14.91|CASHOUT REFI      36.32|
|FL     6.51|SAN DIEG   1.06|95376   0.16|2-4 FAMILY     4.02|OWNER 2ND   0.22|NIV       7.75|DEBT CONSOLIDATI   9.76|
|IL     5.22|SAN JOSE   1.05|92691   0.15|TOWNHOUSE      1.81|                |ALT       0.79|RATE/TERM REFI     7.37|
|GA     4.85|LOS ANGE   0.98|92069   0.15|                   |                |24 BANK   0.29|UNKNOWN            0.11|
|MI     4.19|MIAMI      0.87|92336   0.15|                   |                |OTHER     0.08|                       |
|OH     4.02|DETROIT    0.78|30058   0.14|                   |                |              |                       |
|NC     3.16|LAS VEGA   0.70|92592   0.13|                   |                |              |                       |
|CO     2.72|PHOENIX    0.61|92882   0.13|                   |                |              |                       |
|VA     2.52|AURORA     0.60|95127   0.13|                   |                |              |                       |
|TN     2.48|MEMPHIS    0.54|92630   0.13|                   |                |              |                       |
|NY     2.45|DENVER     0.47|95123   0.13|                   |                |              |                       |
|WA     2.21|ATLANTA    0.47|92656   0.12|                   |                |              |                       |
|AZ     2.12|CORONA     0.46|92114   0.12|                   |                |              |                       |
|MD     2.11|CHARLOTT   0.45|92563   0.12|                   |                |              |                       |
|*MORE 25.43|*MORE*    87.79|*MORE* 97.89|                   |                |              |                       |
|___________|_______________|____________|___________________|________________|______________|_______________________|


[TABLE CONTINUED]


 _______________________________________________
|GEOGRAPHY  |ORIG LTV         |CURR LTV         |
|___________|_________________|_________________|
|CA    22.77| 0.01-50.0   0.85| 0.01-50.0   0.96|
|TX     7.24| 50.01-60.   1.14| 50.01-60.   1.29|
|FL     6.51| 60.01-70.   3.42| 60.01-70.   3.63|
|IL     5.22| 70.01-75.   4.37| 70.01-75.   4.57|
|GA     4.85| 75.01-80.  26.48| 75.01-80.  26.51|
|MI     4.19| 80.01-85.  13.56| 80.01-85.  13.52|
|OH     4.02| 85.01-90.  22.70| 85.01-90.  22.42|
|NC     3.16| 90.01-95.   9.46| 90.01-95.   9.53|
|CO     2.72| 95.01-97.   0.38| 95.01-97.   0.68|
|VA     2.52| 97.01-100  17.65| 97.01-100  16.89|
|TN     2.48|                 |                 |
|NY     2.45|                 |                 |
|WA     2.21|                 |                 |
|AZ     2.12|                 |                 |
|MD     2.11|                 |                 |
|*MORE 25.43|                 |                 |
|___________|_________________|_________________|



 _________________________________________________________________________________________________________________________________
|AMORT             |BALLOON        |REM PREPAY MO|INDEX                    |MTR 11/02    |MARGINS        |1ST RATE CA|PER RATE CA|
|__________________|_______________|_____________|_________________________|_____________|_______________|___________|___________|
|2YR HYBRID   54.48|BALLOON    5.69|  0     19.41|1 YEAR CONSTANT MA   0.06|  0     26.91| N/A      25.35|   .  27.55|   .  27.06|
|3YR HYBRID   20.02|FULL AMO  94.31|  1- 1  30.36|6 MONTH LIBOR FMNA   2.11|  1- 6  13.05| 6.50- 6  42.22|  1.   1.80|  1.  55.44|
|FIXED RATE   25.28|               | 19-22  12.02|6 MONTH LIBOR FNMA   2.10|  7-12  14.46| 7.00- 7   6.64|  1.  10.87|  2.  17.37|
|MISC ARMS     0.22|               | 23-26  13.34|6 MONTH LIBOR WSJ   70.44| 13-24  35.80| 7.50- 7   6.87|  2.  11.24|  3.   0.12|
|                  |               | 27-30   8.87|FIXED RATE LOANS    25.28| 25-36   9.77| 8.00- 8   5.11|  3.  48.55|           |
|                  |               | 31-35   8.57|PROVIDENT W/ROLLBA   0.01| 37-48   0.00| 8.50- 8   5.06|           |           |
|                  |               | 36-40   0.92|                         | 49-60   0.00| 9.00- 9   3.61|           |           |
|                  |               | 41-45   2.04|                         |             | 9.50- 9   2.50|           |           |
|                  |               | 46-50   3.12|                         |             |10.00-10   1.36|           |           |
|                  |               | 51-55   1.16|                         |             |10.50-10   0.77|           |           |
|                  |               | 56-60   0.17|                         |             |11.00-11   0.27|           |           |
|                  |               |             |                         |             |11.50-11   0.12|           |           |
|                  |               |             |                         |             |12.00-12   0.07|           |           |
|                  |               |             |                         |             |12.50-12   0.03|           |           |
|                  |               |             |                         |             |13.00-13   0.01|           |           |
|                  |               |             |                         |             |*MORE*     0.00|           |           |
|__________________|_______________|_____________|_________________________|_____________|_______________|___________|___________|


[TABLE CONTINUED]


 ____________________________________________________________
|AMORT             |LIFE FLOOR          |LIFE ADJ CAP        |
|__________________|____________________|____________________|
|2YR HYBRID   54.48| MISSING       25.31| N/A           26.89|
|3YR HYBRID   20.02| 0.01-6.00%     0.45|11.00-11.99%    0.00|
|FIXED RATE   25.28| 6.01-6.50%     0.37|12.00-12.99%    0.47|
|MISC ARMS     0.22| 6.51-7.00%     1.12|13.00-13.99%    6.27|
|                  | 7.01-7.50%     3.03|14.00-14.99%   18.63|
|                  | 7.51-8.00%     7.46|15.00-15.99%   21.46|
|                  | 8.01-8.50%     8.75|16.00-16.99%   15.96|
|                  | 8.51-9.00%    13.61|17.00-17.99%    7.85|
|                  | 9.01-9.50%     9.84|18.00-18.99%    2.18|
|                  | 9.51-10.00%   11.93|19.00-19.99%    0.26|
|                  |10.01-10.50%    6.32|20.00+          0.03|
|                  |10.51-11.00%    6.04|                    |
|                  |11.01+          5.76|                    |
|                  |                    |                    |
|                  |                    |                    |
|                  |                    |                    |
|__________________|____________________|____________________|


Disclaimer:
Copyright(C)2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.